DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 77,013.65

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 94,963.65
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  143.66
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 19.23 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 390.01 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 95,190.77
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.05%)




Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 95,190.77

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 5,800.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 100,990.77
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               5.8%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 5,800.00
      [ 1 * 2 ]




Development of Death Benefit

--------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                  $ 100,990.77

 (N) Applicable Corridor Factor 1.91
                                                                               -------------------

 (O)  Minimum Death Benefit                                                          $ 192,892.37
      [ M * N ]

 (P)  Death Benefit 1,000,000.00
                                                                               -------------------

 (Q)  Death Benefit at the End of Year 5, Month 1                                   $1,000,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                     End of                                      Beginning                 Monthly        Asset           End of
                Prior Month        Premium        Premium         of Month         COI       Admin        Based            Month
  Month        Policy Value           Paid           Load     Policy Value      Charge      Charge       Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 77,013.65    $ 20,000.00     $ 2,050.00      $ 94,963.65     $143.66         $ -      $ 19.23      $ 95,190.77
    2             95,190.77              -              -        95,190.77      143.63           -        23.77        95,414.29
    3             95,414.29              -              -        95,414.29      143.59           -        23.82        95,638.72
    4             95,638.72              -              -        95,638.72      143.56           -        23.88        95,864.04
    5             95,864.04              -              -        95,864.04      143.52           -        23.93        96,090.28
    6             96,090.28              -              -        96,090.28      143.48           -        23.99        96,317.43
    7             96,317.43              -              -        96,317.43      143.45           -        24.05        96,545.49
    8             96,545.49              -              -        96,545.49      143.41           -        24.10        96,774.48
    9             96,774.48              -              -        96,774.48      143.37           -        24.16        97,004.39
   10             97,004.39              -              -        97,004.39      143.34           -        24.22        97,235.21
   11             97,235.21              -              -        97,235.21      143.30           -        24.28        97,466.96
   12             97,466.96              -              -        97,466.96      143.26           -        24.33        97,699.66


----------------------------------------------------------------------

                                  End of                       End of
                                   Month                        Month
                    Face           Death    Surrender       Surrender
  Month           Amount         Benefit       Charge           Value
----------------------------------------------------------------------
    1         $1,000,000      $1,000,000          $ -     $100,990.77
    2          1,000,000       1,000,000            -      101,214.29
    3          1,000,000       1,000,000            -      101,438.72
    4          1,000,000       1,000,000            -      101,664.04
    5          1,000,000       1,000,000            -      101,890.28
    6          1,000,000       1,000,000            -      102,117.43
    7          1,000,000       1,000,000            -      102,345.49
    8          1,000,000       1,000,000            -      102,574.48
    9          1,000,000       1,000,000            -      102,804.39
   10          1,000,000       1,000,000            -      103,035.21
   11          1,000,000       1,000,000            -      103,266.96
   12          1,000,000       1,000,000            -      103,499.66






DEATH BENEFIT OPTION 2

Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 76,750.46

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 94,700.46
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  158.74
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 19.16 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 388.86 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 94,911.42
      [ D - E - F - G + H ]



-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.05%)



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 94,911.42

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 5,800.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 100,711.42
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               5.8%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 5,800.00
      [ 1 * 2 ]



Development of Death Benefit

---------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                   $ 100,711.42

 (N) Applicable Corridor Factor 1.91
                                                                               --------------------

 (O)  Minimum Death Benefit                                                           $ 192,358.81
      [ M * N ]

 (P)  Death Benefit 1,094,911.42
                                                                               --------------------
      [Face Amount + Policy Value]

 (Q)  Death Benefit at the End of Year 5, Month 1                                    $1,094,911.42
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

-----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly         Asset           End of
                Prior Month         Premium       Premium          of Month         COI      Admin         Based            Month
  Month        Policy Value            Paid          Load      Policy Value      Charge     Charge        Charge     Policy Value
-----------------------------------------------------------------------------------------------------------------------------------
    1           $ 76,750.46     $ 20,000.00    $ 2,050.00       $ 94,700.46     $158.74        $ -       $ 19.16      $ 94,911.42
    2             94,911.42               -             -         94,911.42      158.74          -         23.70        95,118.69
    3             95,118.69               -             -         95,118.69      158.74          -         23.75        95,326.76
    4             95,326.76               -             -         95,326.76      158.74          -         23.80        95,535.64
    5             95,535.64               -             -         95,535.64      158.74          -         23.85        95,745.33
    6             95,745.33               -             -         95,745.33      158.74          -         23.90        95,955.83
    7             95,955.83               -             -         95,955.83      158.74          -         23.96        96,167.14
    8             96,167.14               -             -         96,167.14      158.74          -         24.01        96,379.27
    9             96,379.27               -             -         96,379.27      158.74          -         24.06        96,592.22
   10             96,592.22               -             -         96,592.22      158.74          -         24.11        96,805.99
   11             96,805.99               -             -         96,805.99      158.74          -         24.17        97,020.58
   12             97,020.58               -             -         97,020.58      158.74          -         24.22        97,236.01


----------------------------------------------------------------------------

                                     End of                        End of
                                      Month                         Month
                    Face              Death    Surrender        Surrender
  Month           Amount            Benefit       Charge            Value
--------------------------------------------------------------------------
    1         $1,000,000        $ 1,094,911          $ -      $100,711.42
    2          1,000,000          1,095,119            -       100,918.69
    3          1,000,000          1,095,327            -       101,126.76
    4          1,000,000          1,095,536            -       101,335.64
    5          1,000,000          1,095,745            -       101,545.33
    6          1,000,000          1,095,956            -       101,755.83
    7          1,000,000          1,096,167            -       101,967.14
    8          1,000,000          1,096,379            -       102,179.27
    9          1,000,000          1,096,592            -       102,392.22
   10          1,000,000          1,096,806            -       102,605.99
   11          1,000,000          1,097,021            -       102,820.58
   12          1,000,000          1,097,236            -       103,036.01






DEATH BENEFIT OPTION 3

Development of Policy Value

--------------------------------------------------------------------------------------------------------------

 (A)  Policy Value at End of Policy Year 4, Month 12                                $ 76,734.33

 (B)  Plus Premium Paid in Year 5                                                     20,000.00

 (C)  Minus Premium Load                                                               2,050.00
      [(7.00% + 1.25% + 2.00%) * $20,000]1
                                                                               -----------------

 (D)  Policy Value at the Beginning of Year 5, Month 1                              $ 94,684.33
      [ A + B - C ]

 (E)  Minus COI Charges                                                                  159.59
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge -

 (G)  Minus Asset Based Charge 19.16 [ A * ((1+0.003)^(1/12)-1) ]

 (H)  Plus Investment Return ( 5.05%)3 388.79 [ ( D - E - F - G ) *
      ((1+0.0505)^(1/12)-1) ]
                                                                               -----------------

 (I)  Policy Value at the End of Year 5, Month 1                                    $ 94,894.37
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------

1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month
3    Hypothetical  Gross  Investment  Return of 6.00% (Net Investment  Return of
     5.05%)



Development of Surrender Value

------------------------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                                    $ 94,894.37

 (K)          Less Surrender Charge -

 (L)  Enhanced Cash Surrender Value Rider additional payment                         $ 5,800.00
              (see calculation below)

                                                                               -----------------

 (M)  Surrender Value at the End of Year 5, Month 1                                $ 100,694.37
      [ J - K + L ]



Calculation of ECSVR additional payment

 (1)  Cumulative Premium                                                           $ 100,000.00

 (2)  ECSVR factor in Year 5                                                               5.8%

                                                                               -----------------

 (3)  ECSVR additional payment                                                       $ 5,800.00
      [ 1 * 2 ]




Development of Death Benefit

---------------------------------------------------------------------------------------------------

 (M)  Surrender Value at the End of Year 5, Month 1                                   $ 100,694.37

 (N) Applicable Corridor Factor 1.91
                                                                               --------------------

 (O)  Minimum Death Benefit                                                           $ 192,326.25
      [ M * N ]

 (P)  Death Benefit 1,100,000.00
                                                                               --------------------
      [Face Amount + Cumulative Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1                                    $1,100,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                     End of                                       Beginning                Monthly         Asset           End of
                Prior Month         Premium       Premium          of Month         COI      Admin         Based            Month
  Month        Policy Value            Paid          Load      Policy Value      Charge     Charge        Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 76,734.33     $ 20,000.00    $ 2,050.00       $ 94,684.33     $159.59        $ -       $ 19.16      $ 94,894.37
    2             94,894.37               -             -         94,894.37      159.55          -         23.69        95,100.77
    3             95,100.77               -             -         95,100.77      159.52          -         23.74        95,308.00
    4             95,308.00               -             -         95,308.00      159.49          -         23.79        95,516.06
    5             95,516.06               -             -         95,516.06      159.45          -         23.85        95,724.96
    6             95,724.96               -             -         95,724.96      159.42          -         23.90        95,934.69
    7             95,934.69               -             -         95,934.69      159.39          -         23.95        96,145.27
    8             96,145.27               -             -         96,145.27      159.35          -         24.00        96,356.70
    9             96,356.70               -             -         96,356.70      159.32          -         24.06        96,568.97
   10             96,568.97               -             -         96,568.97      159.29          -         24.11        96,782.10
   11             96,782.10               -             -         96,782.10      159.25          -         24.16        96,996.09
   12             96,996.09               -             -         96,996.09      159.22          -         24.22        97,210.93


----------------------------------------------------------------------------

                                     End of                        End of
                                      Month                         Month
                    Face              Death    Surrender        Surrender
  Month           Amount            Benefit       Charge            Value
--------------------------------------------------------------------------
    1         $1,000,000        $ 1,100,000          $ -      $100,694.37
    2          1,000,000          1,100,000            -       100,900.77
    3          1,000,000          1,100,000            -       101,108.00
    4          1,000,000          1,100,000            -       101,316.06
    5          1,000,000          1,100,000            -       101,524.96
    6          1,000,000          1,100,000            -       101,734.69
    7          1,000,000          1,100,000            -       101,945.27
    8          1,000,000          1,100,000            -       102,156.70
    9          1,000,000          1,100,000            -       102,368.97
   10          1,000,000          1,100,000            -       102,582.10
   11          1,000,000          1,100,000            -       102,796.09
   12          1,000,000          1,100,000            -       103,010.93